UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Victory Energy Corporation
(Name of Registrant As Specified In Charter)

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Victory Energy Corporation
3355 Bee Caves Road
Austin, Texas 78746

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD APRIL 21, 2014

To Our Stockholders:

We invite you to a Special Meeting of our Stockholders, which will be held at our corporate offices at 3355 Bee Caves Road, Austin, Texas 78746, on Wednesday, April 21, 2014 at 1:00 pm, Central Standard time. At the meeting, stockholders will consider and act upon the following matters:

(1)	To approve our 2014 Incentive Plan; and

(2)	To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors recommends that you vote FOR proposal (1) above.

Stockholders of record at the close of business on March 18, 2014, the record date for the Special Meeting, are entitled to notice of, and to vote at, the meeting. Your vote is important regardless of the number of shares you own. Whether or not you expect to attend the meeting, we hope you will take the time to vote your shares. As an alternative to voting in person at the Special Meeting, if you are a stockholder of record, you may vote via the internet or by completing and mailing the enclosed proxy card in the envelope provided. We encourage you to vote online. If your shares are held in “street name,” that is, held for your account by a broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted.

Our stock transfer books will remain open for the purchase and sale of our common stock.

In order to better serve and provide you with information on company events such as proxy and shareholder meetings, make sure your current mailing information is on record with Transfer Online, Inc.. If you need to update your information you can do this by visiting transferonline.com or by calling them at (503) 227-2950

By order of the Board of Directors,

/s/ Kenneth Hill
Kenneth Hill Chief Executive Officer

Austin, Texas
March 31, 2014

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to Be Held on April 21, 2014:

This Proxy Statement is available on our website at www.vyey.com by clicking on “Investor Center” and then clicking on “SEC Filings.”

Victory Energy Corporation
3355 Bee Caves Road
Austin, Texas 78746

Proxy Statement for the Special Meeting of Stockholders
To Be Held on April 21, 2014

This proxy statement contains information about the Special Meeting of Stockholders of Victory Energy Corporation. We are holding the meeting at our corporate offices at 3355 Bee Caves Road, Austin, Texas 78746, on Wednesday, April 21, 2014 at 1:00 pm, Central Standard time.

In this proxy statement, we refer to Victory Energy Corporation as “Victory Energy,” the “Company,” “we” and “us.”

We are sending you this proxy statement in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at the annual meeting.

We are mailing our 2014 Incentive Plan to Stockholders with these proxy materials on or about March 31, 2014.

Who Can Vote

Stockholders of record at the close of business on March 18, 2014, also referred to herein as the “record date,” may vote at the special meeting. As of the record date, we had 27,563,619 issued and outstanding shares of common stock, par value $0.001 per share (the “Common Stock”), which were held by approximately 1,434 record holders. If you hold shares in a stock brokerage account or by a nominee, you are considered the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by your broker or nominee, who is considered the record holder with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee on how to vote and you are also invited to attend the special meeting. However, because you are not the stockholder of record, you may not vote these shares in person at the meeting unless you first obtain from your broker or nominee a letter recognizing you as the beneficial owner of your shares. Your broker or nominee has enclosed a voting instruction card for you to use. You are urged to vote by proxy regardless of whether you attend the special meeting.

Broker Non-Votes

Brokers, banks, or other holders of record are not permitted to vote on certain types of proposals without specific client instructions, including proposals to amend a company’s articles of incorporation or equity incentive plan. In these cases, the broker can register your shares as being present at the special meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required under the new rules. This is called a “broker non-vote.” If you are a beneficial owner whose shares are held of record by a broker, bank, or other holder of record, you must instruct the broker, bank, or other holder of record how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares. At the special meeting, your broker, bank, or other holder of record does not have discretionary voting authority to vote on any of the proposals without instructions from you, in which case a broker non-vote will occur and your shares will not be voted on these matters.

How You Can Vote

You can vote your shares if you are represented by proxy or present in person at the special meeting. You are entitled to one vote for each share of the Company’s common stock held in your name. If you hold your shares through your broker in “street name,” you may direct your broker or nominee to vote by proxy, but you may not vote in person at the meeting unless you first obtain from your broker or nominee a letter recognizing you as the beneficial owner of your shares. If you return a properly signed proxy card, the proxy holders will vote your shares as you direct. If your proxy card does not specify how you want to vote your shares, the proxy holders will vote your shares “FOR” the approval of Proposal 1.

Revocation of Proxies

You can revoke your proxy at any time before it is voted at the special meeting by any of the following three methods:

•	by voting in person at the special meeting;

•	by delivering to our corporate secretary a written notice of revocation dated after the proxy; or

•	by delivering another proxy dated after the previous proxy.

If you hold shares through a broker, bank or other nominee, you must contact that nominee to revoke any prior voting instructions.

Required Votes and Voting Procedures

Each share of Common Stock has one vote on each matter properly brought before the special meeting. In order to conduct business at the special meeting, a quorum of a majority of the outstanding shares of Common Stock entitled to vote as of the record date must be present in person or represented by proxy. The affirmative vote of the holders of a majority of the Common Stock as of the record date, in person or by proxy, and entitled to vote on the subject matter under consideration, will be required for the approval of Proposal 1. Abstentions and broker non-votes are included in the determination of the number of shares present at the special meeting for purposes of determining the presence of a quorum and are tabulated separately. Abstentions and broker non-votes will have no effect on Proposal 1.

Inspector of Elections

Votes cast by proxy or in person at the special meeting will be counted by the persons we appoint to act as election inspectors for the special meeting.

Costs of Proxy Solicitation

The Company will bear the costs of soliciting proxies from its stockholders. Directors, officers and other employees and agents of the Company, not specially employed for this purpose, may solicit proxies, without additional remuneration therefore, by personal interview, mail, telephone or other means of communication. The Company will request brokers and other fiduciaries to forward proxy soliciting material to the beneficial owners of shares of Common Stock that are held of record by such brokers and fiduciaries and will reimburse such persons for their reasonable out-of-pocket expenses.

Admission to the Special Meeting

If you plan to attend the special meeting, please mark the appropriate box on the proxy card and return the proxy card promptly. If you are a stockholder of record, you will only be admitted once we verify your share ownership. If you are a beneficial owner, you will only be admitted upon presentation of evidence of your beneficial holdings, such as a bank or brokerage firm account statement.

Stockholder List

A complete list of stockholders entitled to vote at the special meeting will be available for examination by any stockholder, for any purpose germane to the meeting, at the special meeting and at our principal executive offices located at 3355 Bee Caves Road, Austin, Texas 78746 during normal business hours for a period of at least 10 days prior to the special meeting.

Proposal 1

ADOPTION OF THE 2014 INCENTIVE PLAN

On February 24, 2014, the Board adopted resolutions approving the Victory Energy Corporation 2014 Long Term Incentive Plan (the “2014 Incentive Plan”) subject to stockholder approval. The Company is hereby submitting the 2014 Incentive Plan to stockholders for approval and recommends that the Company’s stockholders approve and adopt the 2014 Incentive Plan. The following is a summary of the principal features of the 2014 Incentive Plan. The summary does not purport to be complete and is qualified in its entirety by the terms of the 2014 Incentive Plan, a copy of which is attached hereto as Appendix A and is incorporated by reference herein.

General Provisions of the 2014 Incentive Plan

Purpose. The purpose of the 2014 Incentive Plan is to advance the interests of the Company and its stockholders by providing an incentive to attract, retain, and reward persons performing services for the Company and its affiliates and by motivating such persons to contribute to the growth and profitability of the Company and its affiliates.

Shares Subject to the 2014 Incentive Plan. The maximum aggregate number of shares of Common Stock of the Company available for incentive awards under the 2014 Incentive Plan is fifteen percent (15%) of the then outstanding shares of Common Stock at the end of the preceding quarter, and consists of authorized but unissued or required shares of Common Stock or any combination thereof. The maximum number of shares available for issuance under the 2014 Incentive Plan that may be awarded for incentive stock options, as defined in Section 422 of the Code is 2,000,000. The number of shares available for incentive awards under the 2014 Incentive Plan is subject to adjustments to prevent enlargement or dilution of rights resulting from stock dividends, extraordinary cash dividends, stock splits, reverse stock splits, recapitalization or similar transactions in accordance with Code Sections 424 and 409A. If the Company repurchases its shares, the number of shares available for incentive awards will not be reduced due to such repurchase, and the amount available for incentive awards thereafter shall be the amount equal to fifteen percent (15%) of the then outstanding shares at the end of the preceding quarter that immediately precedes the purchase. As of March 25, 2014, the Company has 4,134,542 shares of Common Stock that are available for future awards under the 2014 Incentive Plan.

During any period that the Company is a publicly held corporation, the following rules shall apply to grants of incentive awards: (i) the maximum aggregate number of shares of Common Stock (including phantom or restricted units, options, stock appreciation rights, restricted stock, other stock-based awards, performance awards, or dividends and dividend equivalents paid out in Common Stock) that may be granted in any calendar year pursuant to any incentive award held by any participant shall be 2,000,000 shares of Common Stock, and (ii) the maximum aggregate cash payout (including phantom or restricted units, stock appreciation rights, other stock-based awards, performance awards, or dividends and dividend equivalents paid out in cash) with respect to incentive awards granted in any calendar year that may be paid to any participant shall be $4,000,000.

Administration. The 2014 Incentive Plan is administered by the Committee, as defined in the 2014 Incentive Plan, which may be the full Board until such time as a compensation committee of the Board is established, at which time the 2014 Incentive Plan will be administered by such compensation committee.

The Committee is authorized to, among other things, (i) determine the persons to whom, and the time or times at which, incentive awards shall be granted and the number of shares of Common Stock to be subject to each incentive award; (ii) designate incentive awards as restricted stock or options or other stock-based awards or performance awards, and to designate options as incentive stock options or nonstatutory stock options; (iii) determine the fair market value of shares of Common Stock or other property; (iv) determine the terms, conditions, and restrictions applicable to each incentive award (which need not be identical) and any shares acquired upon the exercise and/or vesting thereof; (v) approve one or more forms of the incentive award agreement between the Company and a participant; (vi) amend, modify, extend, cancel, or renew any incentive award, or to waive any restriction or condition applicable to any incentive award or any shares acquired upon the exercise of an incentive award; provided, however, that no such amendment, modification, extension, or cancellation shall adversely affect a participant’s incentive award without a participant’s consent; (vii) accelerate, continue, extend, or defer the exercisability and/or vesting of any incentive award, including with respect to the period following a participant’s termination of service with the Company and its affiliates; (viii) prescribe, amend, or rescind rules, guidelines, and policies relating to the 2014 Incentive Plan, or to adopt supplements to, or alternative versions of, the 2014 Incentive Plan; and (ix) correct any defect, supply any omission, or reconcile any inconsistency in the 2014 Incentive Plan or any incentive award agreement and to make all other determinations and take such other actions with respect to the 2014 Incentive Plan or any incentive award as the Committee may deem advisable to the extent not inconsistent with the provisions of the 2014 Incentive Plan or applicable law.

Notwithstanding the foregoing, except as otherwise provided in the 2014 Incentive Plan, the terms of an outstanding incentive award may not be amended by the Committee, without approval of the Company’s stockholders, to: (i) reduce the exercise price of an outstanding option or an outstanding stock appreciation right; (ii) cancel an outstanding option or outstanding stock appreciation right in exchange for other options or stock appreciation rights with an exercise price that is less than the exercise price of the cancelled option or the cancelled stock appreciation right, as applicable; or (iii) cancel an outstanding option or an outstanding stock appreciation right with an exercise price that is less than the fair market value of a share of Common Stock on the date of cancellation.

Eligibility. Only the employees, consultants, and directors of the Company or its affiliates may be granted incentive awards under the 2014 Incentive Plan. This includes prospective employees, consultants, and directors to whom incentive awards are granted in connection with written offers of employment or other service relationships with the Company.

Types of Incentive Awards. Under the 2014 Incentive Plan, the Board may grant incentive awards which may be any of the following:

•	Incentive stock options as defined in Section 422 of the Code;
•	“nonstatutory” stock options;
•	shares of restricted stock;
•	other stock-based awards;
•	performance awards; or
•	dividends or dividend equivalents.

Incentive stock options and nonstatutory stock options together are called “options.” The terms of each incentive award will be reflected in an incentive award agreement between the Company and the grantee.

Options. Generally, options must be exercised within 10 years of the grant date. Incentive stock options granted to a participant who, at the time an option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of Common Stock of the Company or its subsidiary within the meaning of Section 422(b)(6) of the Code (a “Ten Percent Owner Participant”) must be exercised within 5 years of the grant date.

The exercise price for each option must be established in the discretion of the Committee, subject to the following minimum price requirements. The exercise price per share for an option must not be less than the fair market value of a share of Common Stock on its grant date. No incentive stock options granted to a Ten Percent Owner Participant may have an exercise price per share less than one-hundred ten percent (110%) of the fair market value of a share of Common Stock on the grant date. An option may be granted with an exercise price lower than the minimum exercise price if such option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Sections 424 and 409A of the Code.

Payment of the exercise price for the number of shares of Common Stock being purchased pursuant to any option must be made in cash, by check or cash equivalent, or upon approval by the Committee in its sole discretion, by any of the following: (i) tender to the Company, or attestation to the ownership, of shares of Common Stock owned by the Participant having a fair market value not less than the exercise price (to the extent such tender or attestation does not constitute a violation of the provisions of any law, regulation, or agreement restricting the redemption of the Company’s Common Stock); (ii) causing the Company to withhold from the share of Common Stock issuable upon the exercise of the option the number of whole shares of Common Stock having a fair market value, as determined by the Company, not less than the exercise price (a “Cashless Exercise”); (iii) such other consideration as approved by the Committee and as permitted by law; or (iv) any combination of cash or any of the foregoing or any combination of (i–iii) above.

An employee will not recognize any income for federal income tax purposes at the time an incentive stock option is granted, or on the qualified exercise of an incentive stock option, but instead will recognize capital gain or loss upon the subsequent sale of shares acquired in a qualified exercise. The exercise of an incentive stock option is qualified if an optionee does not dispose of the shares acquired by such exercise within two years after the incentive stock option grant date and one year after the exercise date. The Company is not entitled to a tax deduction as a result of the grant or qualified exercise of an incentive stock option. If the exercise of an incentive stock option is not qualified, it has the same tax treatment as a nonstatutory stock option.

A participant will not recognize any income for federal income tax purposes, nor will the Company be entitled to a deduction, at the time a nonstatutory stock option is granted. However, when a nonstatutory stock option is exercised, the optionee will recognize ordinary income in an amount equal to the difference between the fair market value of the shares received and the exercise price of the nonstatutory stock option, and generally the Company will generally recognize a tax deduction in the same amount at the same time.

Restricted Stock. Restricted stock may be awarded with such transfer restrictions and substantial risk of forfeiture provisions as the Committee may designate and specified in the participant’s incentive award agreement. Unless otherwise specified in the incentive award agreement, each restricted stock award constitutes an immediate transfer of the record and beneficial ownership of the shares of restricted stock to the participant in consideration of the performance of services as an employee, consultant, or director, as applicable, entitling such participant to all voting and other ownership rights in such shares of Common Stock. As specified in the incentive award agreement, the Committee may limit the participant’s dividend and voting rights.

A participant will not recognize taxable income upon the grant of an award of restricted Stock (nor will the Company be entitled to a deduction) unless the participant makes an election under Section 83(b) of the Code. If the participant makes a Section 83(b) election within 30 days of the date the restricted stock is granted, then the participant will recognize ordinary income, for the year in which the incentive award is granted, in an amount equal to the excess of the fair market value of the shares of Common Stock at the time the incentive award is granted over the purchase price, if any, paid by the participant for the shares of Common Stock. If such election is made and the participant subsequently forfeits some or all of the shares, then the participant generally will not be entitled to any refund of taxes paid as a result of the Section 83(b) election, and may take a loss only with respect to the amount actually paid for the shares. If a Section 83(b) election is not made, then the participant will recognize ordinary income at the time that the forfeiture provisions or restrictions on transfer lapse in an amount equal to the excess of the fair market value of the shares of Common Stock at the time of such lapse over the original price paid for the shares of Common Stock, if any. The participant will have a tax basis in the shares of Common Stock acquired equal to the sum of the price paid, if any, and the amount of ordinary income recognized at the time the Section 83(b) election is made or at the time the forfeiture provisions or transfer restriction lapse, as is applicable.

Upon the disposition of shares of Common Stock acquired pursuant to an incentive award of restricted shares, the participant will recognize a capital gain or loss in an amount equal to the difference between the sale price of the shares of Common Stock and the participant’s tax basis in the shares of Common Stock. This capital gain or loss will be a long-term capital gain or loss if the shares are held for more than one year. For this purpose, the holding period will begin after the date on which the forfeiture provisions or restrictions lapse if a Section 83(b) election is not made, or on the date after the incentive award is granted if the Section 83(b) election is made.

The Company will generally be entitled to a corresponding tax deduction at the time the participant recognizes ordinary income on the restricted stock, whether by vesting or a Section 83(b) election, in the same amount as the ordinary income recognized by the participant.

Other Stock-Based and Performance Awards. Other stock-based awards may be awarded by the Committee to selected participants that are denominated or payable in, valued in whole or in part by reference to, or otherwise related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the 2014 Incentive Plan and the goals of the Company. Other stock-based awards may be payable in Common Stock, cash or a combination thereof. Performance awards may be granted by the Committee in its sole discretion awarding cash or Common Stock (including restricted stock) or a combination thereof based upon the achievement of goals as determined by the Committee. Except with respect to dividends on restricted stock, the participant shall not be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Common Stock covered by the incentive award unless (and to the extent) otherwise as determined by the Committee and set forth in a separate incentive award agreement. However, a dividend or dividend equivalent incentive award may not be granted with respect to an option.

To the extent that the Company is a publicly held corporation and that a stock-based award is intended to qualify for the performance-based exception in Code Section 162(m) or to the extent it is intended to be exempt from Section 409A of the Code, the exercise price per share of Common Stock may not be less than 100% of fair market value of a share of Common Stock on the date of the grant of the stock appreciation right. Payment of other stock-based awards will be in Common Stock, cash, or a combination thereof. Other stock-based awards or performance awards may be paid in shares of Common Stock, cash or other consideration, or a combination thereof, in a single payment or in installments on such dates as determined by the Committee, all as specified in the incentive award agreement.

For performance awards, the performance period shall be determined by the Committee and set out in the incentive award agreement, the Committee will establish the number of other stock-based awards or performance awards and their contingent values, which values may vary depending on the degree to which such objectives are met. The Committee may establish performance goals applicable to other stock-based awards or performance awards based upon criteria in one or more of the following categories: (i) performance of the Company as a whole, (ii) performance of a segment of the Company’s business, and (iii) individual performance. Performance criteria for the Company will relate to the achievement of predetermined financial, operational, or strategic objectives for the Company and its subsidiaries. Performance criteria for a segment of the Company’s business will relate to the achievement of financial, operational, or strategic objectives of the segment for which the participant is accountable. Examples of performance criteria will include one or more of the following pre-tax or after tax profit levels, including: earnings per share, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, net operating profits after tax, and net income; total stockholder return; return on assets, equity, capital, or investment; cash flow and cash flow return on investment; economic value added and economic profit; growth in earnings per share; stock price performance, sales, costs, production volumes, or reserves added; levels of operating expense, maintenance expenses, or measures of customer satisfaction and customer service as determined from time to time including the relative improvement therein. Individual performance criteria will relate to a Participant’s overall performance, taking into account, among other measures of performance, the attainment of individual goals and objectives. The performance goals may differ among participants.

Generally, a participant will not recognize taxable income upon the grant of other stock-based awards or performance awards. Generally, upon the payment of other stock-based awards or performance awards, a participant will recognize compensation taxable as ordinary income, and the Company will be entitled to a corresponding tax deduction in the same amount and at the same time. However, if any such shares or payments are subject to substantial restrictions, such as a requirement of continued employment or the attainment of certain performance objectives, the participant will not recognize income and the Company will not be entitled to a deduction until the restrictions lapse, unless the participant elects otherwise by filing a Section 83(b) election as described above. The amount of a participant’s ordinary income and the Company’s deduction will generally be equal to the fair market value of the shares at the time the restrictions lapse.

Other Tax Considerations. Upon accelerated exercisability of options and accelerated lapsing of restrictions upon restricted stock or other incentive awards in connection with a “change in control,” certain amounts associated with such incentive awards could, depending upon the individual circumstances of the participant, constitute “excess parachute payments” under the golden parachute provisions of Section 280G of the Code. Whether amounts constitute “excess parachute payments” depends upon, among other things, the value of the accelerated incentive awards and the past compensation of the participant.

Section 409A of the Code generally provides that any deferred compensation arrangement which does not meet specific written requirements regarding (i) timing and form of payouts, (ii) advance election of deferrals, and (iii) restrictions on acceleration of payouts results in immediate taxation of any amounts deferred to the extent not subject to a substantial risk of forfeiture. In addition, tax on the amounts included in income are also subject to a 20% excise tax and interest. In general, to avoid a violation of Section 409A of the Code, amounts deferred may only be paid out on separation from service, disability, death, a specified time, a change in control (as defined by the Treasury Department), or an unforeseen emergency. Furthermore, the election to defer generally must be made in the calendar year prior to performance of services, and any provision for accelerated payout other than for reasons specified by the Treasury may cause the amounts deferred to be subject to early taxation and to the imposition of the excise tax. Section 409A of the Code is broadly applicable to any form of deferred compensation other than tax-qualified retirement plans and bona fide vacation, sick leave, compensatory time, certain disability pay or death benefits, and may be applicable to certain incentive awards under the 2014 Incentive Plan. Incentive awards under the 2014 Incentive Plan that are subject to Section 409A of the Code are intended to satisfy the requirements of Section 409A of the Code, as specified in an incentive award agreement.

Generally, taxable compensation earned by “covered employees” (as defined in Section 162(m) of the Code) that are granted and administered by the compensation committee for options, stock appreciation rights, or certain other applicable incentive awards is intended to constitute qualified performance-based compensation. The Company should, therefore, be entitled to a tax deduction for compensation paid in the same amount as the ordinary income recognized by the covered employees without any reduction under the limitations of Section 162(m) on deductible compensation paid to such employees. However, the Committee may determine, within its sole discretion, to grant incentive awards to such covered employees that do not qualify as performance-based compensation. Under Section 162(m), the Company is denied a deduction for annual compensation paid to such employees in excess of $1,000,000.

THE FOREGOING IS A SUMMARY OF THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES THAT GENERALLY WILL ARISE UNDER THE CODE WITH RESPECT TO INCENTIVE AWARDS GRANTED UNDER THE 2014 INCENTIVE PLAN AND DOES NOT PURPORT TO BE A COMPLETE STATEMENT OF ALL RELEVANT PROVISIONS OF THE CODE. MOREOVER, THIS SUMMARY IS BASED UPON CURRENT FEDERAL INCOME TAX LAWS UNDER THE CODE, WHICH ARE SUBJECT TO CHANGE. THE TREATMENT OF FOREIGN, STATE, LOCAL OR ESTATE TAXES IS NOT ADDRESSED. THE TAX CONSEQUENCES OF THE AWARDS ARE COMPLEX AND DEPENDENT UPON EACH INDIVIDUAL’S PERSONAL TAX SITUATION. ALL PARTICIPANTS ARE ADVISED TO CONSULT WITH HIS OR HER OWN TAX ADVISOR RESPECTING AWARDS.

Termination of Employment and Change of Control. Subject to earlier termination of the option or incentive award as otherwise provided in the 2014 Incentive Plan and unless otherwise provided by the Committee in the applicable incentive award agreement, generally if the participant’s employment or other service with the Company and its affiliates is terminated other than due to his death or termination for cause, any unvested incentive award or option will be forfeited by the participant on the date on which the participant’s service is terminated, and any vested option may be exercised by the participant at any time prior to the expiration of three (3) months after the date on which the participant’s service terminated, but in any event no later than ten (10) years from the date of grant, as set forth in the incentive award agreement evidencing such option (the “option expiration date”). If the participant’s termination is due to death, the unvested portion of any incentive award will be forfeited and terminated and the vested portion of an option may be exercised for a period of one (1) year after termination due to death, but in any event no later than the option expiration date. Upon a change in control, (i) the vested portion of the option may be exercised at any time prior to the expiration of three (3) months following termination without cause, but in any event no later than the option expiration date and (ii) the exercisability and vesting of the incentive award or option and any shares acquired upon the exercise thereof may otherwise be accelerated effective as of the date of termination, as determined by the Board, in its discretion, and set forth in the incentive award agreement. On a termination for cause, all outstanding incentive awards, whether or not vested, expire immediately upon such termination.

If the Company undergoes a “change in control,” the Committee, in its sole discretion, has the power and right to, subject to any accelerated vesting specified in the incentive award agreement and according to the terms of the 2014 Incentive Plan, (i) cancel each outstanding incentive award, effective immediately prior to the occurrence of the change in control, and pay the participant as specified in the 2014 Incentive Plan with respect to options that have an exercise price less than the consideration to be received immediately prior to the change in control, (ii) provide for the exchange or substitution of each incentive award outstanding immediately prior to such change in control and make an equitable adjustment as determined by the Board, or (iii) provide for assumption of the 2014 Incentive Plan and outstanding incentive awards by the surviving entity or its parent.

Incentive Awards Nontransferable. No incentive award may be assigned or otherwise transferred by a participant, other than by will, by the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined in Section 414(p) of the Code, and only if specified in the incentive award agreement; provided, however, that an incentive stock option may only be assigned or transferred by will or by the laws of descent and distribution. An incentive award may be exercised during the participant’s lifetime only by the participant or the participant’s legal guardian. However, in the discretion of the Board, the incentive award agreement for a nonstatutory stock option may provide that the nonstatutory stock option is transferable to immediate family. The 2014 Incentive Plan contains provisions permitting such a transfer of a nonstatutory stock option if approved by the Board and included in the incentive award agreement.

Amendment and Termination. The Committee may amend or terminate the 2014 Incentive Plan at any time, subject to all necessary regulatory and stockholder approvals. No grant is allowed after the tenth anniversary of the effective date. No termination or amendment of the 2014 Incentive Plan will affect any then outstanding incentive award unless expressly provided by the Committee or otherwise provided in the 2014 Incentive Plan. In any event, no termination or amendment of the 2014 Incentive Plan may adversely affect any then outstanding incentive award without the consent of the participant, unless such termination or amendment is required to enable an incentive award designated as an incentive stock option to qualify as an incentive stock option or is necessary to comply with any applicable law, regulation, or rule, including Code Section 409A or as otherwise permitted under the 2014 Incentive Plan, including upon a change in control.

Plan Benefits

The grant of incentive awards under the 2014 Incentive Plan to employees, consultants and non-employee directors, including the executive officers, is subject to the discretion of the Committee. Accordingly, future awards to employees, consultants and non-employee directors are not determinable as of the date of this Proxy Statement. There have been no grants of incentive awards under the 2014 Incentive Plan as of the date of this Proxy Statement.

EXECUTIVE COMPENSATION

Summary Compensation

The following table sets forth information regarding compensation earned during the last two fiscal years by our Chief Executive Officer, our only executive officer during the year ended December 31, 2013 (the “Named Executive Officer”).

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Warrant/Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Kenneth Hill—President and	2013	180,000	—	—	5,412	—	—	185,412
Chief Executive Officer	2012	180,000	—	—	55,260	—	—	235,260

(1)
These amounts shown represent the aggregate grant date fair value for stock awards, options and warrants granted to the Named Executive Officer computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in “Note 7 – Stockholders’ Equity” to our audited financial statements for the fiscal year ended December 31, 2012 included in the Company’s Annual Report on Form 10-K filed with on November 12, 2013. All outstanding stock awards were cancelled as of the Emergence Date.

Narrative Disclosure to Summary Compensation Table

The Company has not historically adopted any formal policies or procedures regarding executive compensation. Instead, compensation decisions are made in accordance with the terms of employment agreements with the Company’s executive officers, or on an ad hoc basis and at the discretion of the Board. The Company has entered into an employment agreement with the Named Executive Officer.

The following details the terms of this employment agreement.

On January 7, 2011, the Company entered into an Employment Agreement with Kenneth Hill, wherein Mr. Hill agreed to serve as Vice President and Chief Operating Officer of the Company. The term of the agreement began on January 10, 2011, and will end upon notice by either party. Mr. Hill will receive a base annual salary of $180,000 per year and he will participate in the Company’s employee benefit plans made available to its executive officers generally.

Potential Payments upon Termination or Change in Control

The Named Executive Officer was not entitled to any payments upon his termination or upon a change in control.

Director Compensation

The following table sets forth the total compensation awarded to, earned by, or paid to each person who served as a director during the year ended December 31, 2013, other than a director who also served as a named executive officer. Our directors who are not executive officers did not receive any cash compensation for serving on our Board. We have a policy of reimbursing our directors for their reasonable out-of-pocket expenses incurred in attending Board and committee meetings. Each director is paid for his or her director services in the form of 6,000 warrants granted monthly for each month of service. These five (5) year warrants are exercisable into common stock at an exercise price $0.01, and vest immediately upon issuance.

	Fees Earned or Paid in Cash	Stock Awards	Warrant/Option Awards	Total
Name	($)	($)(1)	($)(1)	($)
Ronald Zamber	—	—	5,412	5,412
Robert Grenley	—	—	5,412	5,412
David McCall	—	—	5,412	5,412
Robert Miranda (2)	—	—	5,412	5,412
Patrick Barry	—	—	912	912

(1) These amounts shown represent the aggregate grant date fair value for stock awards, options and warrants granted to the directors computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in “Note 7 – Stockholders’ Equity” to our audited financial statements for the fiscal year ended December 31, 2012 included in the Company’s Annual Report on Form 10-K filed with on November 12, 2013. All outstanding stock awards were cancelled as of the Emergence Date.

(2) Mr. Miranda resigned from the board of directors and as Board Chairman, effective October 21, 2013.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information concerning outstanding stock awards held by the Named Executive Officer as of December 31, 2013.

	OPTION AWARDS					STOCK AWARDS
Name Year	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Warrant/ Option Exercise Price ($)	Warrant/ Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Kenneth Hill President and Chief Executive Officer	90,000	—	—	$.50-$1.00	12/31/16	—	—	—	—

Narrative Disclosure of Compensation Policies and Practices as Related to Risk Management

In accordance with the requirements of Regulation S-K, Item 402(s), to the extent that risks may arise from our compensation policies and practices that are reasonably likely to have a material adverse effect on us, we are required to discuss those policies and practices for compensating our employees (including employees that are not named executive officers) as they relate to our risk management practices and the possibility of incentivizing risk-taking. We have determined that the compensation policies and practices established with respect to our employees are not reasonably likely to have a material adverse effect on us and, therefore, no such disclosure is necessary.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of December 31, 2013, certain information with respect to the Company’s equity securities owned or record or beneficially by (i) each officer and director of the Company; (ii) each person who owns beneficially more than 5% of each class of the Company’s outstanding equity securities; and (iii) all directors and executive officer as a group:

			Vested	Warrants		Percent of Class
Name and Position	Business Address	Common Stock	Options	(1)	Total	(2)
Kenneth Hill, President and Chief Executive Officer (3)	3355 Bee Caves Rd Ste 608 Austin, TX 78746	207,288	90,000	143,100	440,388	0.8%
Patrick Barry	51551 Norwich Dr. Granger, IN 46530	487,320		90,000	577,320	1.77%
David McCall, General Counsel, Director (4)	2600 Via Fortuna, Suite 200, Austin TX 78746	145,233	-	243,450	388,683	.53%
Robert Grenley, Director	40 Loch Lane SW, Lakewood, WA 98499	43,934		86,000	129,934	0.2%
Ronald Zamber, Director (5)	1919 Lathrop Suite 103, Fairbanks, AK 99701	5,622,102	-	347,496	6,009,598	20.54%
Robert Miranda, Director (6)	20341 Irvine Ave, #D6 Newport Beach, CA 92660	187,511		52,500	240,011	.7%
All directors and executive officers as a group	N/A	6,693,388	90,000	962,546	7,435,884	26.98%

(1)	All warrants are exercisable immediately

(2)	Based on 27,563,619 shares of common stock outstanding.

(3)	Includes 165,830 shares owned by Already Done That LLC of which Kenneth Hill is the controlling partner and owner.

(4)	Includes 145,233 shares owned by 1519 Partners LLC; David McCall is the controlling partner and of 1519 Partners LLC.

(5)
Includes 2,468,138 shares owned by Visionary Investments, LLC of which Ronald Zamber is sole member; 2,437,481 shares owned by Visionary Private Equity Group I, LP of which Ronald Zamber is chairman, and managing director.

(6)	Includes 184,711 shares owned by the Miranda & Associates 401k plan. Robert Miranda is the trustee of the Miranda & Associates 401k

There are no classes of stock other than common stock issued or outstanding.

The Company is not aware of any current arrangements which will result in a change of control.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

During the year ended December 31, 2013, we incurred a total of $32,236 of accounting services with Miranda & Associates, owned by Robert Miranda, a former director, a Professional Accountancy Corporation (“Miranda”). As of December 31, 2013, Miranda was owed $0 for these professional services.

During the year ended December 31, 2013, we incurred a total of $204,456 in legal fees with The McCall Firm. David McCall is the Company’s general counsel and a director, and is a partner in The McCall Firm. The fees are attributable to litigation involving the Company’s oil and natural gas operations in Texas. As of December 31, 2013, the Company owed The McCall Firm approximately $9,047 for these professional services.

During the year ended December 31, 2013 we incurred a total of $3,495 in consulting fees with Patrick Barry. The full amount was owed for these professional services as of December 31, 2013.

On January 7, 2011, the Company entered into an Employment Agreement with Kenneth Hill, wherein he agreed to serve as Vice President and Chief Operating Officer of the Company. The term of the agreement began on January 10, 2011, and will end upon notice by either party. Mr. Hill will receive a base annual salary of $180,000 per year and he will participate in the Company’s employee benefit plans made available to its executive officers generally.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED ON

No director, executive officer, or any associate thereof, or any other person has any interest, direct or indirect, by security holdings or otherwise, which is not shared by all other stockholders.

Each of the Company’s current directors, executive officers and employees is eligible to receive incentive awards under the 2014 Incentive Plan. The Committee has the discretion to determine which eligible persons will receive awards under the 2014 Incentive Plan. As a result, future participation in the 2014 Incentive Plan by executive officers, directors and other employees is not determinable.

HOUSEHOLDING

Under SEC rules, only one annual report, information statement or Notice of Internet Availability of Proxy Materials, as applicable, need be sent to any household at which two or more of our stockholders reside if they appear to be members of the same family and contrary instructions have not been received from an affected stockholder. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses for us. Brokers with accountholders who are our stockholders may be householding these materials. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, now or at any time in the future, you no longer wish to participate in householding and would like to receive a separate annual report, information statement or Notice of Internet Availability of Proxy Materials, or if you currently receive multiple copies of these documents at your address and would prefer that the communications be householded, you should contact us at the address or telephone number provided below.

REQUESTS FOR CERTAIN DOCUMENTS

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file with the SEC at the SEC’s public reference room at 100 F Street, NE, Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for information on the public reference room. The SEC maintains an internet site that contains annual, quarterly and current reports, proxy and information statements and other information that issuers (including the Company) file electronically with the SEC. Our electronic SEC filings are available to the public at the SEC’s internet site, www.sec.gov.

We make available free of charge financial information, news releases, SEC filings, including our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to these reports as soon as reasonably practical after we electronically file such material with, or furnish it to, the SEC, on our website at www.vyey.com. The documents available on, and the contents of, our website are not incorporated by reference into this Proxy Statement. You may also obtain such information by contacting the Company at 3355 Bee Caves Road, Austin, Texas 78746, telephone number (512) 347-7300.

Houston, Texas
March 31, 2014

APPENDIX A

VICTORY ENERGY CORPORATION
2014 LONG TERM INCENTIVE PLAN
(Effective February 24, 2014)

TABLE OF CONTENTS

SECTION 1 ESTABLISHMENT; PURPOSE AND TERM OF PLAN		17

1.1	Establishment	17
1.2	Purpose	17
1.3	Term of Plan	17

SECTION 2 DEFINITIONS AND CONSTRUCTION		17

2.1	Definitions	17
2.2	Construction	23

SECTION 3 ADMINISTRATION		24

3.1	Administration by the Committee	24
3.2	Authority of Officers	24
3.3	Powers of the Committee	24
3.4	Administration with Respect to Insiders	25
3.5	Indemnification	26

SECTION 4 SHARES SUBJECT TO PLAN		26

4.1	Maximum Number of Shares Issuable	26
4.2	Adjustments for Changes in Capital Structure	27

SECTION 5 ELIGIBILITY AND AWARD LIMITATIONS		28

5.1	Persons Eligible for Awards	28
5.2	Award Agreements	28
5.3	Award Grant Restrictions	29
5.4	Fair Market Value Limitations for Incentive Stock Options	29
5.5	Repurchase Rights, Right of First Refusal and Other Restrictions on Stock	29

SECTION 6 TERMS AND CONDITIONS OF OPTIONS		30

6.1	Exercise Price	30
6.2	Exercisability, Vesting and Term of Options	30
6.3	Payment of Exercise Price	31

SECTION 7 RESTRICTED STOCK		31

7.1	Award of Restricted Stock	31
7.2	Restrictions	32
7.3	Delivery of Shares of Common Stock	33

SECTION 8 OTHER STOCK-BASED, PERFORMANCE AWARDS AND DIVIDENDS		33

8.1	Grant of Other Stock-Based and Performance Awards	33
8.2	Other Stock-Based Award and Performance Awards Terms	34
8.3	Dividends.	35

SECTION 9 EFFECT OF TERMINATION OF SERVICE		36

ii

VICTORY ENERGYCORPORATION
2014 LONG TERM INCENTIVE PLAN

SECTION 1

ESTABLISHMENT; PURPOSE AND TERM OF PLAN

1.1 Establishment

The Victory Energy Corporation 2014 Long Term Incentive Plan (the “Plan”) is hereby established and adopted by the Board effective as of February 24, 2014 (the “Effective Date”).

1.2 Purpose

The purpose of the Plan is to advance the interests of the Company and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Company and by motivating such persons to contribute to the growth and profitability of the Company.

1.3 Term of Plan

The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares of Stock under the terms of the Plan and the agreements evidencing Awards granted under the Plan have lapsed. However, all Awards shall be granted, if at all, on or before the date which is ten (10) years from Effective Date.

SECTION 2

DEFINITIONS AND CONSTRUCTION

2.1 Definitions

Whenever used herein, the following terms shall have their respective meanings set forth below:

(a) “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, another Person. The term “control” includes, without limitation, the possession, directly or indirectly, of the power to direct the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. With respect to any Award that is deferred compensation subject to Code Section 409A, for the purposes of applying Code Section 409A to such Award the term Affiliate shall mean all Persons with whom the Participant’s employer would be considered a single employer under Code Section 414(b) or 414(c) as defined and modified in Code Section 409 as determined by the Committee. Notwithstanding the foregoing, with respect to Nonstatutory Stock Options and Stock appreciation rights, if necessary for such Awards to be exempt from Code Section 409A, as determined by the Committee, for purposes of grants of such Awards, Affiliate shall only include an entity if the Company’s Stock would constitute “service recipient stock” within the meaning of Code Section 409A.

(b) “Award” shall mean a grant of an Option, Restricted Stock, Other Stock-Based Award, Performance Awards or Dividends or Dividend Equivalents to a Participant under this Plan.

(c) “Authorized Shares” shall have the meaning set forth in Section 15 hereto.

(d) “Award Agreement” means a written agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant and any shares of Stock acquired upon the exercise thereof. The Award Agreement consists of the Award Agreement and the Notice of Grant of an Award incorporated therein by reference, or such other form or forms as the Committee may approve from time to time.

(e) “Board” means the Board of Directors of the Company.

(f) “Cashless Exercise” shall have the meaning set forth in Section 6.3(a) hereto.

(g) “Cause” shall mean, unless otherwise specifically defined in a Participant’s Award Agreement or an employment agreement between the Participant and the Company or an Affiliate as in effect on the effective date of the grant of an Award, any of the following: (1) the Participant’s theft or falsification of any Company or Affiliate documents or records or property; (2) the Participant’s improper use or disclosure of the Company’s or an Affiliate’s confidential or proprietary information; (3)any action by the Participant which has a material detrimental effect on the Company’s or an Affiliate’s reputation or business as determined by the Committee; (4) the Participant’s material failure or inability to perform any reasonable assigned and lawful duties after written notice from the Company or Affiliate of, and Participant’s failure or inability to cure within ten (10) business days, such failure or inability; (5) any material breach by the Participant of any employment or service agreement between the Participant and the Company or Affiliate, if applicable, which breach is not cured pursuant to the terms of such agreement, if applicable; or (6) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act which impairs the Participant’s ability to perform his or her duties with the Company or Affiliate or (7) a material breach by the Participant of the policies and procedures of the Company or an Affiliate.

(h) A “Change in Control” shall mean any of the following events occurring with respect to the Company:

(i) any Person (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company immediately prior to the occurrence with respect to which the evaluation is being made in substantially the same proportions as their ownership of the common stock of the Company) acquires securities of the Company and immediately thereafter is the beneficial owner (except that a Person shall be deemed to be the beneficial owner of all shares that any such Person has the right to acquire pursuant to any agreement or arrangement or upon exercise of conversion rights, warrants or options or otherwise, without regard to the sixty (60)-day period referred to in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities;

(ii) During any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii), or (iv) of this paragraph) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved but excluding for this purpose any such new director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, corporation, partnership, group, associate or other entity or Person other than the Board, cease for any reason to constitute at least a majority of the Board;

(iii) the consummation of a merger or consolidation of the Company with any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or resulting entity) more than 50% of the combined voting power of the surviving or resulting entity outstanding immediately after such merger or consolidation; or

(iv) the stockholders of the Company approve a plan or agreement for the sale or disposition of all or substantially all of the consolidated assets of the Company (other than such a sale or disposition immediately after which such assets will be owned directly or indirectly by the stockholders of the Company, in substantially the same proportions as their ownership of the common stock of the Company immediately prior to such sale or disposition) in which case the Board shall determine the effective date of the Change in Control resulting therefrom; provided, however, that a transaction described in this clause (iv) shall not be deemed a Change in Control unless and until such transaction is consummated.

(i) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable notices, rulings and regulations promulgated thereunder.

(j) “Committee” means the Board; provided however, after a compensation committee of the Board is established which meets the outside director requirements of Code Section 162(m) and non-employee director requirements under Securities and Exchange Commission Rule 16b-3, the Committee will mean such compensation committee during any period the Company is a “Publicly Held Corporation” within the meaning of the Code Section 162(m) and at any time required by the Securities and Exchange Commission Rule 16b-3.

(k) “Company” means Victory Energy Corporation, a Nevada corporation, or any successor corporation thereto.

(l) “Consultant” means an individual who is a natural person engaged to provide consulting or advisory services (other than as an Employee or a Director) to the Company or its Affiliates, provided that the identity of such person, the nature of such services or the entity to which such services are provided are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities or would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on either the exemption from registration provided by Rule 701 under the Securities Act or, if the Company is required to file reports pursuant to Section 13 or 15(d) of the Exchange Act, registration on a Form S-8 Registration Statement under the Securities Act.

(m) “Director” means a member of the Board or of the board of directors of any other Company or any of the Company’s Affiliates who is not an Employee.

(n) “Disability” means, unless otherwise specifically defined in the Participant’s Award Agreement, (i) in the case where the Participant has a written employment agreement with the Company or any Subsidiary, the definition of “Disability,” the definition for such term set forth in such employment agreement as in effect on the date of the applicable Award grant and (ii) in all other cases, a Participant’s inability, due to physical or mental incapacity, to substantially perform his duties and responsibilities for a period of ninety (90) days during any twelve-month period as determined by the Company. The Participant agrees to submit to any examination that is necessary for a determination of Disability and agrees to provide any information necessary for a determination of Disability, including any information that is protected by the Health Insurance Portability and Accountability Act.

(o) “Dividends and Dividend Equivalents” means an Award as specified in Section 8.3.

(p) “Effective Date” shall have the meaning set forth in Section 1.1 hereto.

(q) “Employee” means any person treated as an employee (including a Director who is also treated as an employee) of the Company on the records of the Company or of any of the Company’s Affiliates on the records of such Affiliate and, with respect to any Incentive Stock Option granted to such person, who is an employee of the Company or a parent or a Subsidiary of the Company for purposes of Sections 422, 424 and 3401(c) of the Code; provided, however, that neither service as a Director nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the Plan as of the time of the Company’s determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company, the Board, the Committee or any court of law or governmental agency subsequently makes a contrary determination.

(r) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s) “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i) If, on such date, the Stock is listed or traded on a national or regional securities exchange or market system, constituting the primary market for the Stock, the Fair Market Value of a share of Stock shall be the closing sale price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) on the determination date (or, if no sales occur on such date, on the last preceding date on which such sales of Stock are so reported) as quoted on such exchange and as reported in The Wall Street Journal, pink sheets or such other source as the Committee deems reliable.

(ii) If, on such date, the Stock is not listed or traded on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Committee in its discretion using a reasonable method exercised in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse, and if it is determined by the Committee to be applicable, in any other manner permitted in accordance with Code Section 409A and the notices, rulings and regulations thereunder, or 422(b) and the notices, rulings and regulations thereunder, if applicable.

(t) “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

(u) “Insider” means an Officer, a Director or other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

(v) “New Shares” shall have the meaning set forth in Section 4.2 hereto.

(w) “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) or which does not qualify as an Incentive Stock Option.

(x) “Notice of Grant of an Award” means the Notice of Grant of an Award executed by the Company and the Participant on the date of the Award Grant.

(y) “Officer” means any person designated by the Board as an officer of the Company.

(z) “Option” means a right to purchase Stock pursuant to the terms and conditions of the Plan. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

(aa) “Option Expiration Date” shall have the meaning set forth in Section 9.1(a) hereto.

(bb) “Other Stock-Based Awards” shall mean Awards described in Section 8.

(cc) “Participant” means a person who has been granted one or more Awards hereunder.

(dd) “Performance Awards” shall mean Awards described in Section 8.

(ee) “Permitted Transferee” has the meaning provided such term in Section 13.

(ff) “Person” means any partnership, corporation, limited liability company, group, trust or other legal entity.

(gg) “Plan” shall have the meaning set forth in Section 1.1 hereto.

(hh) “Restricted Stock” shall mean an Award granted to a Participant pursuant to Section 7 hereof.

(ii) “Restriction Period” means the period of time determined by the Committee and set forth in the Award Agreement during which the transfer of Restricted Stock by the Participant is restricted.

(jj) “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(kk) “Securities Act” means the Securities Act of 1933, as amended.

(ll) “Section 409A Plan” shall have the meaning described in Section 24.

(mm) “Service” means a Participant’s employment or Service with the Company or any of its Affiliates, whether in the capacity of an Employee, a Director or a Consultant. A Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service to the Company or Affiliate (or in the case of an Incentive Stock Option the parent or Subsidiary of the Company) or a change in the Company or Affiliate (or in the case of an Incentive Stock Option the parent or Subsidiary of the Company) for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service with the Company or an Affiliate (or in the case of an Incentive Stock Option the parent or Subsidiary of the Company) shall not be deemed to have terminated if the Participant takes any military leave, temporary illness leave, authorized vacation or other bona fide leave of absence; provided, however, that if any such leave exceeds three (3) months, the Participant’s Service shall be deemed to have terminated unless the Participant’s right to return to Service with the Company is provided by either statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or provided by statute or contract, a leave of absence shall not be treated as Service. The Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the company for which the Participant performs Service ceasing to be the Company or an Affiliate (or in the case of an Incentive Stock Option the parent or Subsidiary of the Company). Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination. Notwithstanding the foregoing, with respect to any Award that is subject to 409A, separation from Service shall be determined by the Committee under the applicable rules of Code Section 409A.

(nn) “Stock” means the common stock of the Company, par value $0.001 per share, as adjusted from time to time in accordance with Section 4.2 hereto.

(oo) “Subsidiary” means any corporation (whether now or hereafter existing) which constitutes a “subsidiary” of the Company, as defined in Section 424(f) of the Code.

(pp) “Ten Percent Owner Participant” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or parent or Subsidiary within the meaning of Section 422(b)(6) of the Code.

(qq) “Term” shall have the meaning described in Section 15.

2.2 Construction

Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Words of the masculine gender shall include the feminine and neuter, and vice versa. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise. Section headings as used herein are inserted solely for convenience and reference and do not constitute any part of the interpretation or construction of the Plan.

SECTION 3

ADMINISTRATION

3.1 Administration by the Committee

The Plan shall be administered by the Committee. All questions of interpretation of the Plan, construction of its terms, or of any Award shall be determined by the Committee, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Award.

3.2 Authority of Officers

Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election.

3.3 Powers of the Committee

In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

(a) to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock to be subject to each Award;

(b) to designate Awards as Restricted Stock or Options or Other Stock-Based Awards or Performance Awards, and to designate Options as Incentive Stock Options or Nonstatutory Stock Options;

(c) to determine the Fair Market Value of shares of Stock or other property;

(d) to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired upon the exercise and/or vesting thereof, including, without limitation, (i) the exercise price of the Option, (ii) the method of payment for shares purchased upon the exercise and/or vesting of an Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with the Award or such shares, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions, including but not limited to performance goals, of the exercisability of the Award or the vesting of any shares of Stock, (v) the time of the expiration of the Award, (vi) the effect of the Participant’s termination of Service with the Company on any of the foregoing, (vii) the provision for electronic delivery of Awards and/or book entry, and (viii) all other terms, conditions and restrictions applicable to the Award or such shares not inconsistent with the terms of the Plan;

(e) to approve one or more forms of the Award Agreement;

(f) to amend, modify, extend, cancel, or renew any Award, or to waive any restrictions or conditions applicable to any Award or any shares acquired upon the exercise thereof; provided, however, that no such amendment, modification, extension or cancellation shall adversely affect a Participant’s Award without a Participant’s consent;

(g) to accelerate, continue, extend or defer the exercisability and/or vesting of any Award, including with respect to the period following a Participant’s termination of Service with the Company;

(h) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws of, or to accommodate the tax policy or custom of, foreign jurisdictions whose citizens may be granted Awards;

(i) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law; and

(j) notwithstanding the foregoing, except as provided in Section 4.2 and Section 25, the terms of an outstanding Award may not be amended by the Committee, without approval of the Company’s stockholders, to: (i) reduce the exercise price of an outstanding Option or to reduce the exercise price of an outstanding Stock appreciation right, (ii) cancel an outstanding Option or outstanding Stock appreciation right in exchange for other Options or Stock appreciation rights with an exercise price that is less than the exercise price of the cancelled Option or the cancelled Stock appreciation right, as applicable, or (iii) cancel an outstanding Option with an exercise price that is less than the Fair Market Value of a share of Stock on the date of cancellation or cancel an outstanding Stock appreciation right with an exercise price that is less than the Fair Market Value of a share of Stock on the date of cancellation in exchange for cash or another Award.

3.4 Administration with Respect to Insiders

With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3 and all other applicable laws, including any required blackout periods. At any time the Company is required to comply with Securities Regulation BTR, all transactions under this Plan respecting the Company’s securities shall comply with Securities Regulation BTR and the Company’s insider trading policies, as revised from time to time, or such other similar Company policies, including but not limited to policies relating to blackout periods. Any ambiguities or inconsistencies in the construction of an Award shall be interpreted to give effect to such limitation. To the extent any provision of the Plan or Award Agreement or action by the Committee or Company fails to so comply, such provision or action shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee in its discretion.

3.5 Indemnification

EACH PERSON WHO IS OR WAS A MEMBER OF THE BOARD OR THE COMMITTEE SHALL BE INDEMNIFIED BY THE COMPANY AGAINST AND FROM ANY DAMAGE, LOSS, LIABILITY, COST AND EXPENSE THAT MAY BE IMPOSED UPON OR REASONABLY INCURRED BY HIM IN CONNECTION WITH OR RESULTING FROM ANY CLAIM, ACTION, SUIT, OR PROCEEDING TO WHICH HE MAY BE A PARTY OR IN WHICH HE MAY BE INVOLVED BY REASON OF ANY ACTION TAKEN OR FAILURE TO ACT UNDER THE PLAN (INCLUDING SUCH INDEMNIFICATION FOR A PERSON’S OWN, SOLE, CONCURRENT OR JOINT NEGLIGENCE OR STRICT LIABILITY), EXCEPT FOR ANY SUCH ACT OR OMISSION CONSTITUTING WILLFUL OR INTENTIONAL MISCONDUCT, FRAUD OR GROSS NEGLIGENCE. SUCH PERSON SHALL BE INDEMNIFIED BY THE COMPANY FOR ALL AMOUNTS PAID BY HIM IN SETTLEMENT THEREOF, WITH THE COMPANY’S APPROVAL, OR PAID BY HIM IN SATISFACTION OF ANY JUDGMENT IN ANY SUCH ACTION, SUIT, OR PROCEEDING AGAINST HIM, PROVIDED HE SHALL GIVE THE COMPANY AN OPPORTUNITY, AT ITS OWN EXPENSE, TO HANDLE AND DEFEND THE SAME BEFORE HE UNDERTAKES TO HANDLE AND DEFEND IT ON HIS OWN BEHALF. THE FOREGOING RIGHT OF INDEMNIFICATION SHALL NOT BE EXCLUSIVE OF ANY OTHER RIGHTS OF INDEMNIFICATION TO WHICH SUCH PERSONS MAY BE ENTITLED UNDER THE COMPANY’S ARTICLES OF INCORPORATION OR BYLAWS, AS A MATTER OF LAW, OR OTHERWISE, OR ANY POWER THAT THE COMPANY MAY HAVE TO INDEMNIFY THEM OR HOLD THEM HARMLESS.

SECTION 4

SHARES SUBJECT TO PLAN

4.1 Maximum Number of Shares Issuable

Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued with respect to Awards under the Plan shall be fifteen percent (15%) of the then outstanding shares of Stock at the end of the preceding quarter and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. If the Company repurchases shares of Stock that is not an event described in Section 4.2, the amount of shares of Stock available under the Plan that may be issued for Awards shall not be reduced due to such repurchase, and the amount available for Awards thereafter shall the be the amount equal to fifteen percent (15%) of the then outstanding shares of Stock at the end of the preceding quarter that immediately precedes the date of the repurchase or prior to a related series of repurchases. The maximum aggregate number of such shares of Stock authorized for issuance in the foregoing sentence that may be issued as Incentive Stock Options shall be the two million (2,000,000) shares of Stock. Shares of Stock of an outstanding Award that for any reason expire or are terminated, forfeited or canceled or withheld for taxes or settled in a manner that all or some of the shares of Stock covered by an Award are not issued to a Participant (including, without limitation, shares of Stock withheld for the purchase price of an Award) shall again be available for issuance under the Plan.

During any period that the Company is a Publicly Held Corporation within the meaning of Code Section 162(m) the following rules shall apply to grants of Awards:

(a) Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock (including phantom or restricted units, Options, Stock appreciation rights, Restricted Stock, Other Stock-Based Awards, Performance Awards or Dividends or Dividend Equivalents paid out in Stock) that may be granted in any calendar year pursuant to any Award held by any Participant shall be two million (2,000,000) shares of Stock.

(b) The maximum aggregate cash payout (including phantom or restricted units, Stock appreciation rights, Other Stock-Based Awards, Performance Awards or Dividends or Dividend Equivalents paid out in cash) with respect to Awards granted in any calendar year that may be made to any Participant shall be four million dollars ($4,000,000).

(c) With respect to any Option or Stock appreciation right granted to a Participant that is canceled or repriced, the number of shares of Stock subject to such Option or Stock appreciation right shall continue to count against the maximum number of shares of Stock that may be the subject of Options or Stock appreciation right granted to such Participant hereunder to the extent such is required in accordance with Section 162(m) of the Code.

(d) The limitations of subsections (a), (b) and (c) above shall be construed and administered so as to comply with the performance-based exception in Code Section 162(m).

4.2 Adjustments for Changes in Capital Structure

In the event of any stock dividend or extraordinary cash dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Awards, and in the exercise price per share of any outstanding Awards and with respect to Options, if applicable, in accordance with Code Sections 424 and 409A. If a majority of the shares, which are of the same class as the shares that are subject to outstanding Awards, are exchanged for, converted into, or otherwise become (whether or not pursuant to a change in control) shares of another company (the “New Shares”), the Committee may, in its sole discretion, unilaterally amend the outstanding Awards to provide that such Awards are exercisable for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion, and with respect to Options in accordance with Code Sections 424 and 409A and the regulations thereunder. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number, and in no event may the exercise price of any Award be decreased to an amount less than the par value, if any, of the stock subject to the Award. The adjustments determined by the Committee pursuant to this Section 4.2 shall be final, binding and conclusive.

SECTION 5

ELIGIBILITY AND AWARD LIMITATIONS

5.1 Persons Eligible for Awards

Awards may be granted only to Employees, Consultants, and Directors. For purposes of the foregoing sentence, “Employees,” “Consultants,” and “Directors” shall include prospective Employees, prospective Consultants and prospective Directors to whom Awards are granted in connection with written offers of employment or other service relationships with the Company. Eligible persons may be granted more than one (1) Award. Eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

5.2 Award Agreements

Each Participant to whom an Award is granted shall be required to enter into an Award Agreement with the Company, in such a form as is provided by the Committee. The Award Agreement shall contain specific terms as determined by the Committee, in its discretion, with respect to the Participant’s particular Award. Such terms need not be uniform among all Participants or any similarly situated Participants. The Award Agreement may include, without limitation, vesting, forfeiture and other provisions specific to the particular Participant’s Award, as well as, for example, provisions to the effect that the Participant (i) shall not disclose any confidential information acquired during employment with the Company or while providing service to the Company, (ii) shall abide by all the terms and conditions of the Plan and such other terms and conditions as may be imposed by the Committee, (iii) shall not interfere with the employment or other Service of any Employee or service provider, (iv) shall not compete with the Company or become involved in a conflict of interest with the interests of the Company, (v) shall forfeit an Award if terminated for Cause, (vi) shall not be permitted to make an election under Section 83(b) of the Code when applicable, (vii) shall be subject to transfer restrictions respecting the Award or Stock, (viii) shall be subject to any other agreement between the Participant and the Company regarding shares of Stock that may be acquired under an Award including, without limitation, an agreement restricting the transferability of the Award or shares of Stock by Participant or any other restrictions or requirements of any stockholders’ agreement that is in effect from time to time, and (ix) any provisions or definitions the Committee deems necessary or desirable to comply with Code Section 409A. An Award Agreement shall include such terms and conditions as are determined by the Committee, in its discretion, to be appropriate with respect to any individual Participant. The Award Agreement shall be signed by the Participant to whom the Award is made and by an authorized Officer of the Company.

5.3 Award Grant Restrictions

Any person who is not an Employee on the effective date of the grant of an Award to such person may be granted only a Nonstatutory Stock Option, Restricted Stock or Other Stock-Based Award. An Incentive Stock Award granted to an Employee of the Company, or its parent or Subsidiary as defined in Code Section 424(f), or to a prospective Employee of the Company, or its parent or its Subsidiary as defined in Code Section 424(f) upon the condition that such person become an Employee shall be deemed granted effective on the date such person commences service as an Employee with the Company, with an exercise price determined as of such date in accordance with Section 6.1.

5.4 Fair Market Value Limitations for Incentive Stock Options

To the extent that Options designated as Incentive Stock Options (granted under all stock option plans of the Company or parent or Subsidiary as defined in Code Section 422, including the Plan) become exercisable by a Participant for the first time during any calendar year for Stock having an aggregate Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section 5.4, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of Stock shall be determined as of the time the option with respect to such Stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Section 5.4, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section 5.4, the Company at the request of the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Separate certificates representing each such portion shall be issued upon the exercise of the Option.

5.5 Repurchase Rights, Right of First Refusal and Other Restrictions on Stock

Shares under the Plan may be subject to a right of first refusal, one or more repurchase options, or other conditions and restrictions pursuant to a contract entered into by the Company and its stockholders or otherwise as determined by the Committee or as provided in the Award Agreement, in the Committee’s discretion. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement, including but not limited to, the Award Agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

SECTION 6

TERMS AND CONDITIONS OF OPTIONS

Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

6.1 Exercise Price

The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share for an Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner Participant shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Sections 424 and 409A of the Code.

6.2 Exercisability, Vesting and Term of Options

(a) Exercisability. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner Participant shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, and (c) no Option granted to a prospective Employee, prospective Consultant or prospective Director may become exercisable prior to the date on which such person commences Service with the Company. Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, any Option granted hereunder shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

(b) Vesting. The Committee shall specify the vesting schedule, if any, in the applicable Award Agreement.

(c) Incentive Stock Options. Unless otherwise provided in the Option Agreement with respect to death or Disability of the Participant, the Incentive Stock Options may only be exercised within three (3) months after the Participant’s termination of Service.

6.3 Payment of Exercise Price

(a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made in cash, by check or cash equivalent or upon approval by the Committee in its sole discretion by any of the following (i) subject to Section 6.3(b)(i) below, by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price; (ii) subject to the Company’s rights set forth in Section 6.3(b)(ii) below, by causing the Company to withhold from the shares of Stock issuable upon the exercise of the Option the number of whole shares of Stock having a Fair Market Value, as determined by the Company, not less than the exercise price (a “Cashless Exercise”); (iii) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law; or (iv) by any combination of cash or any of the foregoing or any combination of (i-iii) thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

(b) Limitations on Forms of Consideration.

(i) Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.

(ii) Cashless Exercise. The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise in order to comply with applicable law.

SECTION 7

RESTRICTED STOCK

7.1 Award of Restricted Stock

(a) Grant. In consideration of the performance of employment or Service by any Participant who is an Employee, Consultant or Director, Stock may be awarded under the Plan by the Committee as Restricted Stock with such restrictions during the Restriction Period as the Committee may designate in its discretion, any of which restrictions may differ with respect to each particular Participant. Restricted Stock may also be awarded as an Other Stock-Based Award subject to performance goals under Section 8.2. Restricted Stock shall be awarded for no additional consideration or such additional consideration as the Committee may determine, which consideration may be equal to or more than the Fair Market Value of the shares of Restricted Stock on the grant date. The terms and conditions of each grant of Restricted Stock shall be evidenced by an Award Agreement.

(b) Immediate Transfer Without Immediate Delivery of Restricted Stock. Unless otherwise specified in the Participant’s Award Agreement, each Restricted Stock Award shall constitute an immediate transfer of the record and beneficial ownership of the shares of Restricted Stock to the Participant in consideration of the performance of Services as an Employee, Consultant or Director, as applicable, entitling such Participant to all voting and other ownership rights in such shares of Stock.

As specified in the Award Agreement, a Restricted Stock Award may limit the Participant’s dividend and voting rights during the Restriction Period in which the shares of Restricted Stock are subject to a “substantial risk of forfeiture” (within the meaning given to such term under Code Section 83) and restrictions on transfer. In the Award Agreement, the Committee may apply any restrictions to the dividends that the Committee deems appropriate.

Shares awarded pursuant to a grant of Restricted Stock may be issued in the name of the Participant and held, together with a stock power endorsed in blank, by the Committee or Company (or their delegates) or in trust or in escrow pursuant to an agreement satisfactory to the Committee, as determined by the Committee, until such time as the restrictions on transfer have expired. All such terms and conditions shall be set forth in the particular Participant’s Award Agreement. The Company or Committee (or their delegates) shall issue to the Participant a receipt evidencing the certificates held by it which are registered in the name of the Participant.

7.2 Restrictions

(a) Forfeiture of Restricted Stock. Restricted Stock awarded to a Participant may be subject to the following restrictions until the expiration of the Restriction Period: (i) a restriction that constitutes a “substantial risk of forfeiture” (as defined in Code Section 83), or a restriction on transferability; (ii) unless otherwise specified by the Committee in the Award Agreement, the Restricted Stock that is subject to restrictions which are not satisfied shall be forfeited and all rights of the Participant to such Shares shall terminate; and (iii) any other restrictions that the Committee determines in advance are appropriate, including, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee. Any such restrictions shall be set forth in the particular Participant’s Award Agreement.

(b) Issuance of Certificates. Reasonably promptly after the date of grant with respect to shares of Restricted Stock, the Company shall take the actions as it determines necessary in its sole discretion to cause the Stock to be issued subject to the forfeiture provisions and other requirements as the Committee determines necessary, including, without limitation, issuing a Stock certificate, registered in the name of the Participant to whom such shares of Restricted Stock were granted, evidencing such shares; provided, however, that the Company shall not cause to be issued such a Stock certificate unless it has received a Stock power duly endorsed in blank with respect to such shares of Restricted Stock. Each such stock certificate shall bear the following legend or any other legend approved by the Company:

The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the Victory Energy Corporation 2014 Long Term Incentive Plan and an Award Agreement entered into between the registered owner of such shares and Victory Energy Corporation. A copy of the Plan and Award Agreement are on file in the corporate offices of Victory Energy Corporation.

Such legend shall not be removed from the certificate evidencing such shares of Restricted Stock until such shares vest pursuant to the terms of the Award Agreement.

(c) Vesting. The Award Agreement shall specify the vesting schedule.

(d) Removal of Restrictions. The Committee, in its discretion, shall have the authority to remove any or all of the restrictions on the Restricted Stock if it determines that, by reason of a change in applicable law or another change in circumstance arising after the grant date of the Restricted Stock, such action is appropriate.

7.3 Delivery of Shares of Common Stock

Subject to withholding taxes under Section 10 and to the terms of the Award Agreement, a Stock certificate evidencing the shares of Restricted Stock with respect to which the restrictions in the Award Agreement have been satisfied shall be delivered to the Participant or other appropriate recipient free of restrictions. Such delivery shall be affected for all purposes when the Company shall have deposited such certificate in the United States mail, addressed to the Participant or other appropriate recipient.

SECTION 8

OTHER STOCK-BASED, PERFORMANCE AWARDS AND DIVIDENDS

8.1 Grant of Other Stock-Based and Performance Awards

Other Stock-Based Awards may be awarded by the Committee to selected Participants that are denominated or payable in, valued in whole or in part by reference to, or otherwise related to, shares of Stock, as deemed by the Committee to be consistent with the purposes of the Plan and the goals of the Company. Performance Awards may be granted by the Committee in its sole discretion awarding cash or stock (including Restricted Stock) or a combination thereof based upon the achievement of goals as determined by the Committee. Types of Other Stock-Based Awards or Performance Awards include, without limitation, purchase rights, phantom stock, Stock appreciation rights, restricted units, Restricted Stock or Stock subject to performance goals, shares of Stock awarded that are not subject to any restrictions or conditions, convertible or exchangeable debentures, other rights convertible into shares of Stock, Awards valued by reference to the value of securities of, or the performance of, the Company or a specified Subsidiary, division or department, Awards based upon performance goals established by the Committee and settlement in cancellation of rights of any person with a vested interest in any other plan, fund, program or arrangement that is or was sponsored, maintained or participated in by the Company or any Subsidiary. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other Awards. Other Stock Based Awards may be paid in Stock, cash or a combination thereof.

8.2 Other Stock-Based Award and Performance Awards Terms

(a) Written Agreement. The terms and conditions of each grant of an Other Stock-Based Award or Performance Award shall be evidenced by an Award Agreement.

(b) Purchase Price. To the extent that a Stock appreciation right is intended to be exempt from Code Section 409A or if the Company is a Publicly Held Corporation and the Stock appreciation right is intended to meet the performance based exception in Code Section 162(m), the exercise price per share of Stock shall not be less than one hundred percent (100%) of Fair Market Value of a share of Stock on the date of the grant of the Stock appreciation right and shall otherwise comply with Code Section 409A and/or Code Section 162(m).

(c) Performance Goals and Other Terms. In its discretion, the Committee may specify such criteria, periods or performance goals for vesting in Other Stock-Based Awards or Performance Awards and payment thereof to the Participant as it shall determine; and the extent to which such criteria, periods or goals have been met shall be determined by the Committee. All terms and conditions of Other Stock-Based Awards shall be determined by the Committee and set forth in the Award Agreement.

If any Other Stock-Based Award or Performance Award is intended by the Committee to meet the performance-based exception in Code Section 162(m), the following shall apply:

(i) Performance Period. The Committee shall establish a performance period which shall be a period of time, as may be determined in the discretion of the Committee and set out in the Award Agreement, over which performance is measured for the purpose of determining a Participant’s right to and the payment value of an Other Stock-Based Award or Performance Award in accordance with Code Section 162(m). For each performance period, the Committee shall establish the number of Other Stock-Based Awards or Performance Awards and their contingent values which may vary depending on the degree to which performance criteria established by the Committee are met.

(ii) Performance Criteria. The Committee may establish performance goals applicable to Other Stock-Based Awards or Performance Awards based upon criteria in one or more of the following categories: (i) performance of the Company as a whole, (ii) performance of a segment of the Company’s business, and (iii) individual performance. Performance criteria for the Company shall relate to the achievement of predetermined financial, operational or strategic objectives for the Company and its Subsidiaries. Performance criteria for a segment of the Company’s business shall relate to the achievement of financial, operational or strategic objectives of the segment for which the Participant is accountable.

(iii) Examples of performance criteria shall include any of the following: pre-tax or after tax profit levels, including: earnings per share, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, net operating profits after tax, and net income; total stockholder return; return on assets, equity, capital or investment; cash flow and cash flow return on investment; economic value added and economic profit; growth in earnings per share; stock price performance, sales, costs, production volumes or reserves added; levels of operating expense, maintenance expense or measures of customer satisfaction and customer service as determined from time to time including the relative improvement therein. Individual performance criteria shall relate to a Participant’s overall performance, taking into account, among other measures of performance, the attainment of individual goals and objectives. The performance goals may differ among Participants and shall be established in accordance with Code Section 162(m).

(iv) Modification. If the Committee determines, in its discretion exercised in good faith, that the established performance measures or objectives are no longer suitable to the Company’s objectives because of a change in the Company’s business, operations, corporate structure, capital structure, or other conditions the Committee deems to be appropriate, the Committee may modify the performance measures and objectives to the extent it considers such modification to be necessary, provided, however, that with respect to Awards intended to qualify for the performance-based exception of Code Section 162(m), the Committee shall not permit any such modification that would cause the Awards to fail to qualify for the performance based exception.

(v) Compliance with Code Section 162(m). With respect to Awards intended to meet the performance based exception of Code Section 162(m), the Committee shall administer the Awards and take all action that it determines are necessary, including but not limited to certifying that performance goals have been met, so that Awards intended to meet the performance based exception comply with Code Section 162(m).

(d) Payment. Other Stock-Based Awards or Performance Awards may be paid in shares of Stock, cash or other consideration or a combination thereof related to such shares, in a single payment or in installments on such dates as determined by the Committee, all as specified in the Award Agreement.

8.3 Dividends

Except with respect to dividends on Restricted Stock, the Participant shall not be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Stock covered by the Award unless (and to the extent) otherwise as determined by the Committee and set forth in a separate Award Agreement. The Committee in the Award Agreement may provide such terms and conditions for the Award of Dividends or Dividend Equivalents as it shall determine in its discretion. The Committee may also provide in such Award Agreement that the amounts of any Dividends or Dividend Equivalent shall be deemed to have been reinvested in additional shares of Stock. Notwithstanding the foregoing and subject to adjustments under Section 4.2, no grant of a Dividend or Dividend Equivalent may be granted with respect to an Option.

SECTION 9

EFFECT OF TERMINATION OF SERVICE

9.1 Option Exercisability and Award Vesting

Subject to earlier termination of the Option or other Award as otherwise provided herein and unless otherwise provided by the Committee in the Award Agreement, an Award and Option shall be vested and an Option shall be exercisable after a Participant’s termination of Service only during the applicable time period determined in accordance with this Section 9.1 and thereafter shall terminate:

(a) Disability or Death. If the Participant’s Service terminates because of the Disability or death of the Participant, the unvested portion of any Award shall be forfeited and terminated and the vested portion of an Option may be exercised by the Participant or the applicable of his guardian or legal representative or estate for a period of three (3) months after the date on which the Participant’s Service terminated due to Disability or one (1) year after the date on which the Participant’s Service terminated due to death, respectively, but in any event no later than the date of expiration of the Option’s term, which in no event shall exceed ten (10) years from the date of grant, as set forth in the Award Agreement evidencing such Option (the “Option Expiration Date”).

(b) Change in Control. Upon a Change in Control then (1) the vested portion of the Option, to the extent unexercised and exercisable on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of three (3) months after the date on which the Participant’s Service terminated without Cause, but in any event no later than the Option Expiration Date, and (2) the exercisability and vesting of the Award or Option and any shares acquired upon the exercise thereof may otherwise be accelerated effective as of the date on which the Participant’s Service terminated to such extent, if any, as shall have been determined by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option.

(c) Termination for Cause. Notwithstanding any other provision of the Plan to the contrary, if the Participant’s Service with the Company is terminated for Cause, as defined by the Participant’s Award Agreement or contract of employment or service (or, if not defined in any of the foregoing, as defined in the Plan), the Award, whether or not vested, shall terminate and cease to be exercisable immediately upon such termination of Service.

(d) Other Termination of Service. If the Participant’s Service with the Company terminates for any reason, except Disability, death, termination after a Change in Control, or Cause, any Award or Option, to the extent unvested shall be forfeited by the Participant on the date on which the Participant’s Service is terminated, and any vested Option may be exercised by the Participant at any time prior to the expiration of three (3) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

9.2 Extension if Exercise Prevented by Law

Notwithstanding the foregoing, other than termination for Cause, if the exercise of an Option within the applicable time periods set forth in Section 9.1 is prevented by the provisions of Section 12 below, the Option shall remain exercisable until thirty (30) days (or such longer period of time as determined by the Committee, in its discretion) after the date the Participant is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

9.3 Extension if Participant Subject to Section 16(b)

Notwithstanding the foregoing, other than termination for Cause, if a sale within the applicable time periods set forth in Section 9.1 of shares acquired upon the exercise of the Option would subject the Participant to suit under Section 16(b) of the Exchange Act, the Option (if exercisable) shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Participant would no longer be subject to such suit, (ii) three (3) months after the Participant’s termination of Service, or (iii) the Option Expiration Date.

SECTION 10

WITHHOLDING TAXES

10.1 Tax Withholding

All Awards are subject to, and the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan or an Award hereunder and all Awards are subject to the Company’s right hereunder.

10.2 Share Withholding

With respect to tax withholding required upon the exercise of Options, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of any Awards, the Committee in its discretion, may elect to satisfy the withholding requirement, in whole or in part, by having the Company withhold shares of stock having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All such elections shall be subject to any restrictions or limitations that the Committee, in its discretion, deems appropriate. Any fraction of a share of stock required to satisfy such obligation shall be disregarded and the amount due shall instead be paid in cash by the Participant.

10.3 Incentive Stock Options

With respect to shares of Stock received by a Participant pursuant to the exercise of an Incentive Stock Option, if such Participant disposes of any such shares within (i) two (2) years from the date of grant of such Option or (ii) one (1) year after the transfer of such shares to the Participant, the Company shall have the right to withhold from any salary, wages or other compensation payable by the Company to the Participant an amount sufficient to satisfy federal, state and local tax withholding requirements attributable to such disqualifying disposition.

SECTION 11

PROVISION OF INFORMATION

Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.

SECTION 12

COMPLIANCE WITH SECURITIES LAW,
OTHER APPLICABLE LAWS AND COMPANY POLICIES

The Plan, Award Agreements, the grant of Awards and the issuance of shares of Stock shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to securities and all other applicable laws, regulations and requirements of any stock exchange or market system upon which the stock is listed or traded. Options may not be exercised and Stock may not be issued if the issuance of shares of Stock would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Option may be exercised and no shares of Stock may be issued unless (a) a registration statement under the Securities Act shall at the time be in effect with respect to the shares issuable or (b) in the opinion of legal counsel to the Company, the shares issuable may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. If the shares of Stock issuable pursuant to an Award are not registered under the Securities Act, the Company may imprint on the certificate for such shares the following legend or any other legend which legal counsel for the Company considers necessary or advisable to comply with the Securities Act:

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT UPON SUCH REGISTRATION OR UPON RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED FOR SUCH SALE OR TRANSFER.

The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of any Option or the issuance of shares of Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

Unless otherwise specifically provided in an Award Agreement, all Awards and all shares of stock issued and any payments are subject to the Company’s clawback policies adopted by the Company at any time and as amended from time to time.

SECTION 13

NONTRANSFERABILITY OF AWARDS AND STOCK

During the lifetime of the Participant, an Award shall be exercisable only by the Participant or the Participant’s guardian or legal representative. Subject to the following paragraph, an Award may be assignable or transferable by the Participant only by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in Section 414(p) of the Code, and only if it is so specified in the Award Agreement; provided, however, that an Incentive Stock Option may only be assignable or transferable by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee in the Award Agreement, and in accordance with applicable law, in its discretion, and set forth in the Award Agreement evidencing such Option, a Nonstatutory Stock Option shall be assignable or transferable subject to the applicable limitations, if any, described in Rule 701 under the Securities Act, and the General Instructions to Form S-8 Registration Statement under the Securities Act. However, the transferee or transferees must be any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, in each case with respect to the Participant, any person sharing the Participant’s household (other than a tenant or employee of the Company), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, or any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests (collectively, “Permitted Transferees”); provided further that, (a) there may be no consideration for any such transfer and (b) subsequent transfers of Options transferred as provided above shall be prohibited except subsequent transfers back to the original holder of the Option and transfers to other Permitted Transferees of the original holder.

SECTION 14

NONCOMPETITIVE ACTIONS

The Committee may provide in an Award Agreement a requirement to enter into a noncompetition agreement in connection with the Award or the effect of a violation of a noncompetition agreement on an Award.

SECTION 15

TERMINATION OR AMENDMENT OF PLAN

The Committee may terminate or amend the Plan at any time. However, no grant shall be made after the tenth (10th) anniversary of the Effective Date (the “Term”). Subject to changes in applicable law, regulations or rules that would permit otherwise, without the approval of the Company’s stockholders within the time required, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2), (b) no change in the class of persons eligible to receive Incentive Stock Options or purchase Stock under the Plan or to extend the Term of the Plan, and (c) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule or the stock exchange or market system on which the Stock is traded. No termination or amendment of the Plan shall affect any then outstanding Award unless expressly provided by the Committee or otherwise provided in the Plan. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Award without the consent of the Participant, unless such termination or amendment is required to enable an Award designated as an Incentive Stock Option to qualify as an Incentive Stock Option or is necessary to comply with any applicable law, regulation or rule, including Code Section 409A or as otherwise permitted under the Plan, including upon a Change in Control.

SECTION 16

STOCKHOLDER APPROVAL

The Plan is adopted by the Board as of the Effective Date and shall be approved by the stockholders of the Company on or within twelve (12) months of the date of adoption thereof by the Board. Any Awards granted under the Plan prior to such stockholder approval shall not vest or otherwise become payable or exercisable until such stockholder approval is obtained and if an Award does vest or become payable or exercisable due to an acceleration event or alternate payment event prior to such stockholder approval such Award and any payment related thereto shall be forfeited if such stockholder approval is not obtained. In addition, Options or performance-based compensation under Section 8.2 granted prior to stockholder approval of the Plan or in excess of the Stock previously approved by the stockholders shall become exercisable and otherwise shall not be paid no earlier than the date of stockholder approval of the Plan or stockholder approval of such increase in the Stock, as the case may be.

SECTION 17

NO GUARANTEE OF TAX CONSEQUENCES

Neither the Company, the Board nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.

SECTION 18

SEVERABILITY

In the event that any provision of this Plan shall be held illegal, invalid or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal, invalid, or unenforceable provision was not included herein.

SECTION 19

GOVERNING LAW

The Plan and Awards shall be interpreted, construed and constructed in accordance with the laws of the State of Texas without regard to its conflicts of law provisions, except as may be superseded by applicable laws of the United States.

SECTION 20

SUCCESSORS

All obligations of the Company under the Plan with respect to Incentive Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

SECTION 21

RIGHTS AS A STOCKHOLDER

The holder of an Award shall have no rights as a stockholder with respect to any shares covered by the Award until the date of issue of a stock certificate to him or her for such shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

SECTION 22

NO SPECIAL EMPLOYMENT OR SERVICE RIGHTS

Nothing contained in the Plan or Award Agreement shall confer upon any Participant receiving a grant of any Award any right with respect to the continuation of his or her Service with the Company (or any Affiliate) or interfere in any way with the right of the Company (or Affiliate), subject to the terms of any separate employment agreement to the contrary, at any time to terminate such Service or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of any Award.

SECTION 23

REORGANIZATION OF COMPANY

The existence of an Award shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the shares of Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

SECTION 24

CODE SECTION 409A

To the extent that any Award is deferred compensation subject to Code Section 409A, as determined by the Committee, the Award Agreement shall comply with the requirements of Code Section 409A in a manner as determined by the Committee in its sole discretion including, without limitation, using applicable definitions from Code Section 409A, such as a more restrictive definition of Change in Control to comply with Code Section 409A to the extent that it is more restrictive than as defined in the Plan, using the more restrictive definition of Disability as provided in Code Section 409A and specifying a time and form of payment schedule. In addition if any Award constitutes deferred compensation under Section 409A of the Code (a “Section 409A Plan”), then the Award shall be subject to the following requirements, if and to the extent required to comply with Code Section 409A, and as determined by the Committee and specified in the Award Agreement:

(a) Payments under the Section 409A Plan may not be made earlier than (i) the Participant’s separation from service, (ii) the date of the Participant’s Disability, (iii) the Participant’s death, (iv) a specified time (or pursuant to a fixed schedule) specified in the Award Notice at the date of the deferral of such compensation, (v) a change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets of the corporation, or (vi) the occurrence of an unforeseeable emergency;

(b) The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;

(c) elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code; and

(d) the case of any Participant who is specified employee, a distribution on account of a separation from service may not be made before the date which is six months after the date of the Participant’s separation from service (or, if earlier, the date of the Participant’s death).

For purposes of the foregoing, the terms “separation from service” and “specified employee”, all shall be defined in the same manner as those terms are defined for purposes of Section 409A of the Code, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Award as determined by the Committee.

If an Award is subject to Code Section 409A, as determined by the Committee, the Committee may interpret or amend any Award to comply with Code Section 409A without a Participant’s consent even if such amendment would have an adverse effect on a Participant’s Award. With respect to an Award that is subject to Code Section 409A, the Board may amend or interpret the Plan as it deems necessary to comply with Section 409A, including, without limitation, limiting the Committee’s or Company’s discretion with respect to an Award that constitutes deferred compensation to the extent it would violate Code Section 409A, and no Participant consent shall be required even if such an amendment would have an adverse effect on a Participant’s Award.

SECTION 25

ADJUSTMENTS UPON A CHANGE IN CONTROL

If a Change in Control occurs, except a Change in Control solely on account of 2.1(g)(ii), then the Committee, at its sole discretion, shall have the power and right to (but subject to any accelerated vesting specified in an Award Agreement):

(a) cancel, effective immediately prior to the occurrence of the Change in Control, each outstanding Award (whether or not then exercisable) (including the cancellation of any Options not in the money for which the exercise price is greater than the consideration to be received), and with respect to options that currently have an exercise price less than the consideration to be received immediately prior to the Change in Control, pay to the Participant an amount in cash equal to the excess of (i) the value, as determined by the Committee, of the property (including cash) received by the holders of Stock as a result of such Change in Control over (ii) the exercise price of such Award, if any; provided, however, this subsection shall be inapplicable to an Award granted within six (6) months before the occurrence of the Change in Control but only if the Participant is an insider and such disposition is not exempt under Rule 16b-3 (or other rules preventing liability of the insider under Section 16(b) of the Exchange Act) and, in that event, the provisions hereof shall be applicable to such Award after the expiration of six (6) months from the date of grant; or

(b) provide for the exchange or substitution of each Award outstanding immediately prior to such Change in Control (whether or not then exercisable) for another award with respect to the Stock or other property for which such Award is exchangeable and, incident thereto, make an equitable adjustment as determined by the Committee, in its discretion, in the exercise price of the Award, if any, or in the number of shares of Stock or amount of property (including cash) subject to the Award; or

(c) provide for assumption of the Plan and such outstanding Awards by the surviving entity or its parent.

The Committee, in its discretion, shall have the authority to take whatever action it deems to be necessary or appropriate to effectuate the provisions of this Section 25.

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IN WITNESS WHEREOF, the undersigned Officer of the Company certifies that the foregoing sets forth the Victory Energy Corporation 2014 Long Term Incentive Plan as duly adopted by the Board on the Effective Date.

VICTORY ENERGY CORPORATION

By:	/s/ Kenneth Hill
Name:	Kenneth Hill
Title:	CEO

Information for Notices:

3355 Bee Caves Road, Suite 608
Austin, Texas 78746

[Signature Page to Victory Energy Corporation 2014 Long Term Incentive Plan]

PROXY CARD

The undersigned hereby appoints Kenneth Hill to represent and to vote as designated all shares of common stock which the undersigned would be entitled to vote at the Special Meeting of Stockholders of Victory Energy Corporation, to be held at our headquarters located at 3355 Bee Caves Road, Austin, Texas 78746, on Wednesday, April 21, 2014 at 1:00 p.m., Central Standard Time, or any adjournment thereof.

Transfer Online is the Transfer Agent handling the Proxy ballot for the Special Meeting of Stockholders of Victory Energy Corporation. All stockholders have two voting options: 1) send in this proxy ballot in the enclosed envelope; or 2) go online to www.transferonline.com/proxy and cast your ballot electronically.

Your Proxy Code is: _____________________
Your Security Code is: ___________________

Instructions for voting electronically:

1.	Go to www.transferonline.com/proxy
2.	Enter your Proxy Code and Security Code
3.	Press Submit
4.	Make your selections
5.	Press Vote Now

1.	Approval of the Victory Energy Corporation 2014 Long Term Incentive Plan.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

☐ If you plan to attend the Special Meeting, please check here.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” PROPOSAL ONE, AND IN THE PROXY HOLDER’S DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned acknowledges receipt of the Notice of Special Meeting of Stockholders and the accompanying proxy statement.

Please sign exactly as name appears hereon and date. If the shares are jointly held, each holder should sign. When signing as an attorney, executor, administrator, trustee, or as an officer signing for a corporation, please give full title under signature.

____________________________________                                                                                     Date: _______________

____________________________________                                                                                     Date: _______________

Signatures of Stockholder(s)

(PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE)